                                                                      Exhibit 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
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As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-60502, 333-01360, and 333-35243.
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/s/ ARTHUR ANDERSEN LLP
ARTHUR ANDERSEN LLP

Los Angeles, California
March 14, 2001